                                                                   EXHIBIT 10.11

                              SECURITY AGREEMENT

     This Security Agreement is made as of October 30, 1995, between ViewStar
                                           ----------------
Corporation, a California corporation ("Pledgee") and Stephen E. Recht
                                                      ----------------
("Pledgor").

                                    Recitals
                                    --------

     Pledgor has purchased Seventy-four Thousand (74,000) shares of Pledgee's Common Stock (the "Shares") at a price of Sixty Cents ($.60) per share, for a total purchase price of Forty-four Thousand Four Hundred Dollars ($44,400) pursuant to a promissory note dated as of the date of this Agreement (the "Note").

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest.  In consideration of
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the transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by Certificate Number _____, duly endorsed in blank or with an executed stock power or powers, and herewith delivers said certificate to Wilson Sonsini Goodrich & Rosati ("WSGR"), as the holder of the Securities pledged hereunder ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment or assignments for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representation and Covenants.  To induce Pledgee to enter
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into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances.  The Shares are free of all other encumbrances,
               ------------
defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for the pledge of the Shares hereunder as security for payment of the Note, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations.  In the event that Pledgee's Common Stock
               ------------------
is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations

("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may by necessary to comply with such regulations.

     3.   Voting Rights.  During the term of this pledge and so long as all
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payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments.  In the event that during the term of the pledge
          -----------------
any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Options and Rights.  In the event that, during the term of this
          ------------------
pledge, Subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and
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of this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

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     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
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withdraw, pledge, substitute or otherwise dispose of all or any part of the
Collateral without the prior written consent of Pledge.

     9.   Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceedings is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

    10.   Pledgeholder Liability.
          ----------------------

          (a) Pledgeholder shall not be liable to any party for any of its acts, or omissions to act, as Pledgeholder unless Pledgeholder is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or omission involving gross or willful negligence, shall be deemed to be done or omitted in good faith.

          (b) Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary properly to advise Pledgeholder in connection with its obligations hereunder, and Pledgeholder may rely upon the advice of such counsel. Such counsel's reasonable fees and costs shall be borne 50% by Pledger and 50% by Pledgee.

          (c) Should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in Pledgeholder's possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of an arbitrator or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Pledgeholder shall be under no duty whatsoever to institute or defend any such proceedings.

          (d) Pledgee and Pledgor acknowledge that to the extent Pledgeholder serves under this Agreement, it is not acting as counsel to Pledgee. Pledgee hereby waives any potential conflict of interest which may apply through Pledgeholder's performance of its duties under this Agreement. Pledgor hereby consents to WSGR serving as counsel to Pledgee in any manner relating to the Note of this Agreement.

    11.   Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
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the unenforceability or invalidity of any provision or provisions of this
Security Agreement shall not render any other provision of provisions herein contained unenforceable or invalid.

    12.   Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

    13.   Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of California.


"PLEDGOR"                         By: /s/ Stephen E. Recht
                                     -----------------------------
                                            Stephen E. Recht

                                  Address:  33 Monticello Avenue
                                            Piedmont, CA 94611


"PLEDGEE"                         VIEWSTAR CORPORATION,
                                  a California corporation


                                  By: /s/ Robert I. Pender, Jr.
                                     -----------------------------
                                          Robert I. Pender, Jr.
                                        Chief Financial Officer

                         FULL RECOURSE PROMISSORY NOTE

                                                                OCTOBER 30, 1995

$44,400
- -------

     For value received, the undersigned (the "Debtor") promises to pay to ViewStar corporation, a California corporation (the "Company"), or order, at its principal office, the principal sum of $44,400 with interest at the rate of 0%
                                       -------                              -
per year. Said principal shall be due on the earlier of (i) the third anniversary of the date on which this Note is initially executed, (ii) the date 18 months after the date on which the Company closes an initial public offering of its securities pursuant to a registration statement declared effective by the Securities and Exchange Commission, (iii) the date 18 months after the ate on which the Company closes a merger or a sale of all or substantially all of its assets, or (iv) in the case where the Debtor acquires securities which are or subsequently become publicly traded by means of a transaction described in (ii) or (iii) above, the date 30 days after the Debtor sells or otherwise disposes of such securities.

     This Note is secured by a pledge of the Company's Common Stock un der the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned personally for failure to pay the Note as and when due.

     The principal is payable n lawful money of the United State of America. The privilege is reserved to prepay any portion of the Note at any time.

     Should suit be commenced to collect this Note or any portion thereof, such sum as the court may deem reasonable shall be added hereto as attorneys' fees. The maker waives presentment of payment, protest, notice of protest and notice of non-payment of this Note. This Note shall be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed within such State.

                                  /s/ Stephen E. Recht
                                  ----------------------------
                                  Stephen E. Recht

     The undersigned, the spouse of the person executing this Note, hereby consents to the term of this Note and the related Security Agreement for all purposes, including but not limited to any community property interest which the undersigned may have in the shares of Common Stock pledged pursuant to the Security Agreement.

                                  /s/ Corlyne Recht
                                  ----------------------------
                                  Corlyne Recht